UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 7, 2005



                          LEGALPLAY ENTERTAINMENT INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Florida                      000-29219              98-0199508
--------------------------------  -----------------  -------------------------
(State or other jurisdiction of    (Commission File         (IRS Employer
 incorporation or organization)        Number)            Identification No.)



      Suite 201, 1166 Alberni Street                     V6E 3Z3
    Vancouver, British Columbia, Canada
------------------------------------------        ----------------------------
   (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number                  (604) 408-0348
          (including area code)
                                      -----


      Suite 308, 525 Seymour Street                      V6B 3H7
    Vancouver, British Columbia, Canada
------------------------------------------        ----------------------------
     (Former name or former address if                 (Zip Code)
        changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           No events to report.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

           No events to report.

ITEM 1.03  BANKRUPTCY OR RECEIVERSHIP.

           No events to report.


SECTION 2  FINANCIAL INFORMATION

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

           No events to report.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           No events to report.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-
           BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

           No events to report.

ITEM 2.04  TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR
           AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

           No events to report.

ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

           No events to report.

ITEM 2.06  MATERIAL IMPAIRMENTS.

           No events to report.


SECTION 3  SECURITIES AND TRADING MARKETS

ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD;
           TRANSFER OF LISTING.

           No events to report.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

           No events to report.


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ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

           No events to report.


SECTION 4  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           No events to report.

ITEM 4.02  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT
           REPORT OR COMPLETED INTERIM REVIEW.

           No events to report.


SECTION 5  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT.

           No events to report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

           On January 7th 2005, the Board of Directors of the Corporation by Resolution,
           agreed to accept the resignation of Keith Andrews as a director of the corporation, effective immediately.
..
ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

           No events to report.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFITS PLAN.

           No events to report.

ITEM 5.05  AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF
           THE CODE OF ETHICS.

           No events to report.


SECTION 6  [RESERVED]


SECTION 7  REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE.

           No events to report.


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SECTION 8  OTHER EVENTS

ITEM 8.01  OTHER EVENTS.

           No events to report.


SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           Exhibits:
           ---------

           1.  Resolution of the Board of Directors of LegalPlay Entertainment Inc. dated
               January 7, 2005 regarding the resignation of a director.

           2.  Resignation of Keith Andrews, dated January 7, 2005.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LEGALPLAY ENTERTAINMENT INC.

/s/ Gregory Cathcart
----------------------------------------
Gregory Cathcart, President

January 12, 2005
----------------------------------------
Date


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